UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2014

VAALCO Energy, Inc.

(Exact name of registrant as specified in is charter)

Delaware	1-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 Post Oak Place, Suite 300

Houston, Texas 77027

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (713) 623-0801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On February 4, 2014, VAALCO Energy, Inc. (the “Company”) announced that it has executed a loan agreement with the International Finance Corporation (IFC) for a $65 million reserve based loan facility (“RBL”) secured by the assets of the Company’s Gabon subsidiary which owns the Company’s interest in the Etame Marin block, offshore Gabon. The RBL provides for an availability period that expires on December 31, 2019. Borrowings under the loan agreement are limited to a borrowing base, initially established as $65 million ($50 million senior loan and a $15 million subordinate tranche) and scheduled to be redetermined every six months starting June 30, 2014. Interest on borrowings under the loan agreement is paid quarterly. Borrowings under the RBL will bear interest at LIBOR plus 3.75% for the senior loan and LIBOR plus 5.75% for the subordinate tranche. The Company is also required to pay a commitment fee in respect of unutilized commitments which is equal to 1.5% per annum on the senior loan and 2.3% per annum on the subordinate tranche. In addition, upon the signing of the RBL, the Company paid 2.5% in closing fees to the IFC.

The RBL is guaranteed by the Company and is secured by the assets of the Company’s Gabon subsidiary.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement. A copy of the Loan Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 2 — Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the loan agreement set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On February 4, 2014, the Company issued a press release announcing the execution of a loan agreement with the IFC. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Loan Agreement, dated as of January 30, 2014

99.1	Press Release dated February 4, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO ENERGY, INC.

Dated: February 4, 2014	By:	/s/ Gregory R. Hullinger
Gregory R. Hullinger
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Loan Agreement, dated as of January 30, 2014

99.1	Press Release dated February 4, 2014